SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2004

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

1-3034	41-0448030

(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall, Mpls, MN	55402

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 612-330-5500

(Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
Presentation to Morgan Stanley Conference

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99.01	Xcel Energy presentation to the Morgan Stanley Global Electricity & Energy Conference on March 24, 2004.

Item 12. Results of Operations and Financial Condition

On March 24, 2004, Xcel Energy will present information regarding Xcel Energy’s recent results of operations and financial condition. The presentation contains material, non-public information.

See additional information in the presentation furnished as exhibit 99.01.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcel Energy Inc. (a Minnesota Corporation)

/S/ BENJAMIN G.S. FOWKE III

Benjamin G.S. Fowke III Vice President, Chief Financial Officer and Treasurer

March 24, 2004

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